Brick Asset Management Inc.

Dear Fellow Encompass Fund Shareholders:

At the last meeting of the Trustees of the Encompass Fund, the Trustees voted to close the Fund and redeem all remaining outstanding shares of the Fund on May 27, 2015.

This decision was made after we, the Fund's Manager (Brick Asset Management), submitted our resignation to take effect as of May 31, 2015. We resigned because the small size of the Fund continued to be insufficient to pay its expenses, and we determined that we were not in a position to continue to subsidize the Fund’s operations.

We want the shareholders to know that we resigned with a keen sense of disappointment. After posting exceptional returns in 2009 and 2010, we were optimistic that the Fund's overweight in precious and industrial metals would continue to enable Encompass to excel. However, the last 4 years were difficult ones for resource companies and the Fund has underperformed. We did increase exposure to the energy sector in late 2013 and early 2014. Those stocks performed very well until oil prices shocked investors by declining more than 50% in the second half of 2014.

More recently we increased the Fund's exposure to the health care, cybersecurity and airline industries with good results. However, the resource companies have continued to weigh on overall portfolio performance even though exposure to metals has been significantly reduced.

When we launched Encompass in mid-2006, we believed the time was right for a diversified mutual fund that emphasized resource companies. For several years we were proven right, but despite fundamentals that historically have been good for metals companies, the last few years have been very challenging. The Fund has not been able to grow and thus we came to the very difficult decision that we should resign as Manager. The Fund's independent Trustees considered various alternatives and concluded that the Fund should be liquidated.

We have begun liquidating the Fund's holdings, and intend to complete the process in the next couple of weeks. Of course, we are attempting to maximize the proceeds for the benefit of shareholders.

PLEASE BE AWARE THAT YOU SHOULD CAREFULLY REVIEW THE ENCLOSED SUPPLEMENT TO THE PROSPECTUS DATED MAY 4, 2015 IN DETERMINING WHETHER TO REDEEM YOUR SHARES PRIOR TO MAY 27, 2015.

Sincerely,

Brick Asset Management

1700 California Street, Suite 335 San Francisco, CA 94109 415.749.6565

ENCOMPASS FUND

(ENCPX)

     Supplement dated May 4, 2015 to the Prospectus and Statement of Additional Information dated September 26, 2014

____________________________________________________________________________________

     Effective May 31, 2015, Brick Asset Management (the “Adviser”) has resigned as investment adviser to the Encompass Fund (the “Fund”). The Fund’s Board of Trustees has concluded that due to the relatively small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all remaining outstanding shares of the Fund on May 27, 2015.

     Effective immediately, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase effective immediately.

     Please be advised that the Fund holds certain illiquid securities that the Adviser will seek to liquidate as soon as practicable. Because these securities are illiquid, there is a greater risk that the proceeds of their sale will be less than the amount at which the Fund has valued them for purposes of calculating the net asset value of the Fund’s shares, particularly as the Fund is in the process of liquidation. ANY SHORTFALL WILL RESULT IN A DECREASE IN THE NET ASSET VALUE OF YOUR SHARES.

     FROM NOW UNTIL MAY 27, 2015, YOU MAY REDEEM YOUR SHARES, INCLUDING ANY REINVESTED DISTRIBUTIONS, IN ACCORDANCE WITH THE "HOW TO SELL SHARES" SECTION IN THE PROSPECTUS. Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the "DISTRIBUTIONS AND TAXES" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. From the date of this Supplement, all Redemption Fees will be waived by the Fund.

     ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 27, 2015, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly, the Fund toll-free at 1-888-463-3957, or the Fund’s adviser, Brick Asset Management, Inc. at 415-749-6565.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated September 26, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated September 26, 2014 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-463-3957.

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